Exhibit 99.1

                                                                  January 12, 2006

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Dear Sirs:

        We have been furnished a copy of Item 4 of Form 8-K to be filed by our former client,
Gateway Tax Credit Fund, Ltd., for the event that occurred on January 11, 2006. We agree with the statements contained in Item 4 insofar as they relate to our firm.

                                                                  Very truly yours,

/s/ Spence Marston Bunch Morris & Co.
Spence, Marston, Bunch, Morris & Co.
                     Certified Public Accountants